FORM 10-K/A

Amendment No. 1
to
Form 10-K

☒	ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
FOR THE TRANSITION PERIOD FROM: N/A TO: N/A

OCC Charter Number: 24442

1ST CENTURY BANK, NATIONAL ASSOCIATION
(Name of registrant as specified in its charter)

UNITED STATES	20-0356618
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1875 Century Park East, Suite 1400
Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 270-9500

Securities Registered pursuant to Section 12(b) of the Act: None
Securities Registered pursuant to Section 12(g) of the Act : None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
 Yes  ☐  No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.
 Yes  ☐  No  ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes  ☒  No  ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer.  See definition of “accelerated filer and large accelerated filer” in Rule 12b-2 of the Exchange Act.
Large accelerated filer ☐	Accelerated Filer ☒	Non-accelerated filer ☐

       Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).  Yes ☐  No ☒

The aggregate market value of common stock held by non-affiliates of the registrant computed by reference to the price at which the common equity was last sold or the average bid and asked price of such common equity as of the last business day of the registrant’s most recently completed second fiscal quarter (June 30, 2006) was approximately $86.6 million. The number of shares of common stock of the registrant outstanding as of March 15, 2007, was 9,791,222.

DOCUMENTS INCORPORATED BY REFERENCE
The Definitive Proxy Statement for the Annual Meeting of Stockholders, which will be filed within 120 days of the fiscal year ended December 31, 2006, is incorporated by reference into Part III of this Form 10-K.

EXPLANATORY NOTE

This Amendment on Form 10-K/A (this "Amendment") constitutes Amendment No. 1 to  the Annual Report of 1st Century Bank, N.A. (the “Bank”) on Form 10-K (the "Form 10-K") for the fiscal year ended December 31, 2006, filed on March 16, 2007 (the "Original Filing").  Exhibit 23 was inadvertently not filed with the Form 10-K.  The Bank is filing this Amendment to file Exhibit 23.  The Bank is also filing this Amendment to make a correction to the Form 10-K cover page, which previously stated that no documents were being incorporated by reference.  The Bank has incorporated by reference into Part III of this Form 10-K, the Definitive Proxy Statement for the Annual Meeting of Shareholders for the fiscal year ended December 31, 2006.  Exhibits 31.1, 31.2, 32.1, and 32.2 are also filed with this Amendment.

Except for the foregoing amended information, this Form 10-K/A continues to describe conditions as of the date of the Original Filing, and we have not updated the disclosures contained herein to reflect events that occurred at a later date.

ITEM 15.	EXHIBITS

23.	Consent of Independent Auditors

31.1.	CEO Certification required under Section 302 of the Sarbanes–Oxley Act of 2002.

31.2.	Controller Certification required under Section 302 of the Sarbanes–Oxley Act of 2002.

32.1.	CEO Certification required under Section 906 of the Sarbanes–Oxley Act of 2002.

32.2.	Controller Certification required under Section 906 of the Sarbanes–Oxley Act of 2002.

1

 SIGNATURES

In accordance with section 13 or 15(d) of the Securities Exchange Act, as adopted by the Comptroller, the registrant caused this report to be signed on its behalf by the undersigned, thereunto authorized, on the 27th day of March, 2007.

1ST CENTURY BANK, NATIONAL ASSOCIATION

By: /s/ Alan I Rothenberg
Alan I. Rothenberg
Chairman and Chief Executive Officer

By: /s/ Jason P. DiNapoli
Jason P. DiNapoli
President and Chief Operating Officer

2

Exhibit 23

CONSENT OF INDEPENDENT AUDITORS

Exhibit 31.1

CERTIFICATIONS

We, Alan Rothenberg and Jason DiNapoli, certify, that:

1.      We have reviewed this report on Form 10-K of 1st Century Bank, National Association;

2.      Based on our knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.      Based on our knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.      We and the registrant’s other certifying officer are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)           Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)           Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)           Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)           Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.      We and the registrant’s other certifying officer have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

a)           All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)           Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 27, 2007	/s/ Alan I Rothenberg
Alan I. Rothenberg, Chairman and
Chief Executive Officer

Date March 27, 2007	/s/ Jason P. DiNapoli
Jason P. DiNapoli
President and Chief Operating Officer

Exhibit 31.2

CERTIFICATIONS

I, Lloyd Y. Moromisato, certify, that:

1.      I have reviewed this report on Form 10-K of 1st Century Bank, National Association;

2.      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.      Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.      The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)           Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)           Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)           Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)           Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.      The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing the equivalent functions):

a)           All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b)           Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 27, 2007	/s/ Lloyd Y. Moromisato.
Lloyd Y. Moromisato, Vice President and Controller

Exhibit 32.1

CERTIFICATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of 1st Century Bank, National Association (the “Bank”) on Form 10-K for the fiscal year ended December 31, 2006, as filed with the Office of the Comptroller of the Currency on the date hereof (the “Report”), I, Alan I. Rothenberg, Chairman and Acting Chief Executive Officer of the Bank, and I, Jason P. DiNapoli, President and Chief Operating Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Bank.

Date: March 27, 2007	/s/ Alan I Rothenberg
Alan I. Rothenberg
Chairman and Chief Executive Officer

Date: March 27, 2007	/s/ Jason P. DiNapoli
Jason P. DiNapoli
President and Chief Operating Officer

Exhibit 32.2

CERTIFICATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of 1st Century Bank, National Association (the “Bank”) on Form 10-K for the fiscal year ended December 31, 2006, as filed with the Office of the Comptroller of the Currency on the date hereof (the “Report”), I, Lloyd Y. Moromisato, Vice President and Controller of the Bank, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Bank.

Date: March 27, 2007	/s/ Lloyd Y. Moromisato
Lloyd Y. Moromisato, Vice President and Controller